UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2007

Arena Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

858.453.7200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc. and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides.

Item 8.01 Other Events.

On July 18, 2007, we announced that we initiated dosing in a Phase 1 clinical trial evaluating APD791, our orally administered, internally discovered drug candidate intended for the treatment of arterial thrombo-embolic diseases. This Phase 1 trial is planned to enroll up to 72 healthy adult volunteers and is primarily intended to evaluate the safety and tolerability of single ascending doses of APD791. In addition, the trial will also evaluate the pharmacokinetics and pharmacodynamics of APD791. We anticipate announcing data from the APD791 program around the end of this year.

This Phase 1 trial is a randomized, placebo-controlled, double-blind, single-ascending dose trial in healthy male and female volunteers between the ages of 19 and 45 years old. The trial will include up to eight cohorts of nine volunteers each. In each cohort, three volunteers will be assigned to receive placebo and six volunteers will be assigned to receive APD791 in an ascending dose fashion. In addition to evaluating APD791’s safety and tolerability profile, the trial will also evaluate the pharmacokinetics and pharmacodynamics of single oral doses of APD791. Pharmacodynamics will be evaluated by measuring ex vivo inhibition of platelet aggregation.

A second Phase 1 trial is planned to start after the first trial is completed. The second trial is primarily intended to evaluate the safety and tolerability of multiple ascending doses of APD791. It will also evaluate the pharmacokinetics and pharmacodynamics of multiple oral doses of APD791.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the timing, protocol, design, scope and other aspects of the Phase 1 clinical trials of APD791 and the potential safety, efficacy and tolerability of APD791. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our planned clinical trials may not proceed at the time we expect or at all, the results of preclinical studies or clinical trials may not be predictive of future results, our ability to partner lorcaserin, APD125, APD791 or other of our compounds or programs, the timing, success and cost of our research, out-licensing endeavors and clinical trials, our ability to obtain additional financing, our ability to obtain and defend our patents, and the timing and receipt of payments and fees, if any, from our collaborators. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2007	Arena Pharmaceuticals, Inc.

	By:	/s/ Jack Lief
Jack Lief
President and Chief Executive Officer